                                                                   EXHIBIT 10.34

                    GUARANTEE AGREEMENT dated as of April 15, 1998 as amended
               and restated as of November 2, 1998, among ADVANCE HOLDING CORPORATION, a Virginia corporation ("Holdings"), each of the
                                                     --------
               subsidiaries of Holdings listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary Guarantor" and
                                           --------------------
               collectively, the "Subsidiary Guarantors" and, together with
                                  ---------------------
               Holdings, the "Guarantors"), and THE CHASE MANHATTAN BANK, a New
                              ----------
               York banking corporation ("Chase"), as collateral agent (in such
                                          -----
               capacity, the "Collateral Agent") for the Secured Parties (as
                              ----------------
               defined in the Security Agreement, Exhibit G to the Credit Agreement referred to below).

     Reference is made to the Credit Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings,
                                           ----------------
Advance Stores Company, Incorporated, a Virginia corporation (the "Borrower"),
                                                                   --------
the lenders from time to time party thereto (the "Lenders"), DLJ Capital
                                                  -------
Funding, Inc. as syndication agent, First Union National Bank, as documentation agent, and Chase, as administrative agent (in such capacity, the "Administrative
                                                                  --------------
Agent") for the Lenders, Collateral Agent and as issuing bank (in such capacity,
----
the "Issuing Bank").  Capitalized terms used herein and not defined herein shall
     ------------
have the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower has elected that the Guarantors guarantee the Obligations (as defined below) by entering into this Agreement. Each of the Subsidiary Guarantors is a direct or indirect Subsidiary of Holdings and each of the Subsidiary Guarantors and Holdings acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1.  Guarantee.  Each Guarantor unconditionally guarantees, jointly
                 ----------
with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Issuing Bank with respect thereto, interest thereon and obligations to provide, under certain circumstances, cash collateral in connection therewith and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents and (b) unless otherwise agreed to in writing by the applicable Lender party thereto, the due and punctual payment and performance of all monetary obligations of the Borrower under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into (all the monetary obligations described in the preceding clauses
(a) and (b) being collectively called the "Obligations").  Each Guarantor
                                           -----------
further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that the security interest granted hereunder and the obligations of each Pledgor will survive any extension or renewal of any Obligation.

     SECTION 2.  Obligations Not Waived.  To the fullest extent permitted by
                 -----------------------
applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit

Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

     SECTION 3.  Security.  Each of the Guarantors authorizes the Collateral
                 ---------
Agent and each of the other Secured Parties to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors in respect of the Obligations.

     SECTION 4.  Guarantee of Payment.  Each Guarantor further agrees that its
                 ---------------------
guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

     SECTION 5.  No Discharge or Diminishment of Guarantee.  The obligations of
                 ------------------------------------------
each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

     SECTION 6.  Defenses of Borrower Waived.  To the fullest extent permitted
                 ----------------------------
by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

     SECTION 7.  Agreement to Pay; Subordination.  In furtherance of the
                 --------------------------------
foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to or as directed by the Collateral Agent in cash the amount of such unpaid Obligations.  Upon payment by any Guarantor of any sums to or as directed by the Collateral Agent as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Loan Party now or hereafter owed to any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If, at any time
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                                                                               5

that a Default has occurred and is continuing, any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8.  Information.  Each of the Guarantors assumes all responsibility
                 ------------
for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 9.  Representations and Warranties.  Each of the Subsidiary
                 -------------------------------
Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

     SECTION 10. Termination.  The Guarantees made hereunder (a) shall
                 ------------
terminate when all the Obligations (other than inchoate indemnification and reimbursement obligations) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

     SECTION 11. Binding Effect; Several Agreement; Assignments.  Whenever in
                 -----------------------------------------------
this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Subsidiary Guarantor is sold, transferred or otherwise disposed of (other than to Holdings or a Subsidiary of Holdings) pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Subsidiary Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     SECTION 12.  Waivers; Amendment.  (a)  No failure or delay of the
                  -------------------
Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, subject to any consent required in accordance with
Section 9.02 of the Credit Agreement.

     SECTION 13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14.  Notices.  All communications and notices hereunder shall be in
                  --------
writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it at its address set forth in Schedule I.

     SECTION 15.  Survival of Agreement; Severability.  (a)  All covenants,
                  ------------------------------------
agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16.  Counterparts.  This Agreement may be executed in counterparts,
                  -------------
each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17.  Rules of Interpretation.  The rules of interpretation
                  ------------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18.  Jurisdiction; Consent to Service of Process.  (a)  Each
                  --------------------------------------------
Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE
                  ---------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20.  Additional Subsidiary Guarantors.  Pursuant to Section 5.12 of
                  ---------------------------------
the Credit Agreement, each Subsidiary of Holdings which is also a Subsidiary Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

     SECTION 21.  Right of Setoff.  If an Event of Default shall have occurred
                  ----------------
and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

     SECTION 22.  Effectiveness of Amendment and Restatement.  This amendment
                  -------------------------------------------
and restatement of the Guarantee Agreement as in effect immediately prior to the date hereof (the "Original Guarantee Agreement") in the form hereof shall become effective upon the receipt by the Collateral Agent of counterparts hereto that collectively bear the signatures of each Guarantor and the Collateral Agent. Upon effectiveness of this amendment and restatement, the Original Guarantee Agreement will be amended and restated in its entirety as set forth herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        EACH OF THE SUBSIDIARY
                                        GUARANTORS LISTED ON SCHEDULE
                                        I HERETO,

                                             by  /s/ J. O'Neil Leftwich
                                                ________________________
                                                Name:  J. O'Neil Leftwich
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                        ADVANCE HOLDING CORPORATION,
                                        as a Guarantor,

                                             by  /s/ J. O'Neil Leftwich
                                                ________________________
                                                Name:  J. O'Neil Leftwich
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


                                        THE CHASE MANHATTAN BANK, as

                                             by  /s/ Deborah Davey
                                                ________________________
                                                Name:  Deborah Davey
                                                Title: Vice President

                     SCHEDULE I TO THE GUARANTEE AGREEMENT



          Subsidiary Guarantor                Address
          --------------------                -------

          LARALEV, INC.                       103 Foulk Road
                                              Suite 270
                                              Wilmington, DE 19899

          Western Auto Supply Company         2107 Grand Boulevard
                                              Kansas City, MO 64108

          Parts America, Inc.                 2107 Grand Boulevard
                                              Kansas City, MO 64108

          Western Auto of Puerto Rico, Inc.   2107 Grand Boulevard
                                              Kansas City, MO 64108

          Western Auto of St. Thomas, Inc.    2107 Grand Boulevard
                                              Kansas City, MO 64108

          WASCO Insurance Agency, Inc.        2107 Grand Boulevard
                                              Kansas City, MO 64108